UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

Solid Biosciences Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38360	90-0943402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Rutherford Avenue
Charlestown, Massachusetts		02129
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 337-4680

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value per share	SLDB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Solid Biosciences Inc. (the “Company”) held on June 12, 2025 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the Company’s Amended and Restated 2020 Equity Incentive Plan, as amended (the “2020 Plan”) to (i) increase the number of shares of common stock of the Company available for issuance thereunder by 9,000,000 shares and (ii) with respect to the evergreen provision, beginning in 2026, (x) increase the annual percentage increase to 6% and (y) include the number of shares of the Company’s common stock subject to outstanding pre-funded warrants, together with the number of actual outstanding shares of common stock, for purposes of calculating the annual evergreen increase in each year, which amendment had previously been adopted by the Board of Directors of the Company subject to stockholder approval.

The description of the 2020 Plan, as amended, contained on pages 59 to 72 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 25, 2025, is incorporated herein by reference. A complete copy of the 2020 Plan, as amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 12, 2025 to consider and vote upon the matters listed below. The following is a summary of the matters voted on at the Annual Meeting.

1. The Company’s stockholders elected Alexander Cumbo and Sukumar Nagendran as Class I directors to serve until the 2028 Annual Meeting of Stockholders, each director to hold office until his successor has been duly appointed and qualified. The results of the stockholders’ vote with respect to the election of such Class I directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Alexander Cumbo	59,114,835	3,202,457	6,576,490
Sukumar Nagendran	57,224,221	5,093,071	6,576,490

2. The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
68,872,513	18,770	2,499	-

3. The Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 120,000,000 to 240,000,000 (the “Share Increase Amendment”). The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
68,589,052	294,679	10,051	-

The Company filed a Certificate of Amendment to Certificate of Incorporation with the Secretary of State of the State of Delaware on June 12, 2025 to effect the Share Increase Amendment.

4. The Company’s stockholders approved an amendment to the 2020 Plan to increase the number of shares of the Company’s common stock available for issuance thereunder by 9,000,000 shares and amend the evergreen provision. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
49,491,497	12,816,329	9,466	6,576,490

5. The Company’s stockholders approved the non-binding, advisory vote on the compensation paid to its named executive officers. The results of the stockholders’ vote with respect to such approval were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
57,115,409	5,143,882	58,001	6,576,490

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

99.1

Amended and Restated 2020 Equity Incentive Plan, as amended (incorporated herein by reference to Exhibit 99.1 to the registrant’s Registration Statement on Form S-8 (File No. 333-288022) filed with the Securities and Exchange Commission on June 13, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLID BIOSCIENCES INC.

Date:	June 13, 2025	By:	/s/ Alexander Cumbo
		Name: Title:	Alexander Cumbo Chief Executive Officer